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                                                                    EXHIBIT 24.2


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reported dated August 18, 1995 included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-60161 and 333-09587.


                                       ARTHUR ANDERSEN LLP




Birmingham, Alabama
April 25, 1997